Exhibit 3.4

CERTIFICATE OF LIMITED PARTNERSHIP OF
MAUNA LOA MACADAMIA PARTNERS, L.P.

This Certificate of Limited Partnership of Mauna Loa Macadamia Partners, L.P. (the “Partnership”), dated March 14, 1986, has been duly executed and is being filed by the undersigned in accordance with the provision of 6 Del. C. § 17-201, to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C § 1-101 et seq.)

1.             Name.  The name of the limited partnership is Mauna Loa Macadamia Partners, L.P.

2.             Registered Office.  The address of the registered office of the Partnership in the State of Delaware is:  c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3.             Registered Agent.  The name and address of the registered agent for service of process of the partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

4.             General Partner.  The name and the mailing address of the Managing General Partner of the Partnership is:  Mauna Loa Resources, Inc., 827 Fort Street, Honolulu, Hawaii 96813.  The name and mailing address of the Special General Partner is:  Mauna Loa Macadamia Nut Corporation, 827 Fort Street, Honolulu, Hawaii 96813.

IN WITNESS WHEREOF, the undersigned general partners have duly executed this Certificate of Limited Partnership on the day and year first stated.

Mauna Loa Macadamia Partners, L.P.

By:	Mauna Loa Resources, Inc.
Managing General Partner

/s/ James S. Andrasick
James S. Andrasick
Chairman of the Board

By:	Mauna Loa Macadamia Nut Corporation
Special General Partner

/s/ J. Alan Kugle
J. Alan Kugle
Chairman of the Board and President

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
MAUNA LOA MACADAMIA PARTNERS, L.P.

Mauna Loa Macadamia Partners, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify as follows:

1.             The name of the limited partnership is Mauna Loa Macadamia Partners, L.P.

2.             Article 4. of the Certificate of Limited Partnership of the Partnership (the “Certificate”) is hereby amended to read in its entirety as set forth below:

“4.  The name and the mailing address of the Managing General Partner of the Partnership is:  Mauna Loa Resources, Inc., 827 Fort Street, Honolulu, Hawaii 96813.”

3.            Except as amended hereby, all of the provisions of the Certificate shall continue in full force and effect.

MAUNA LOA MACADAMIA PARTNERS, L.P.

By:	MAUNA LOA RESOURCES, INC.
(General Partner)

By:	/s/ Kent T. Lucien
Name: Kent T. Lucien
Title: President

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
MAUNA LOA MACADAMIA PARTNERS, L.P.

Mauna Loa Macadamia Partners, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify as follows:

1.             The name of the limited partnership is Mauna Loa Macadamia Partners, L.P.

2.             Article 1. of the Certificate of Limited Partnership of the Partnership (the “Certificate”) is hereby amended to read in its entirety as set forth below:

“1.  The name of the Partnership is ML Macadamia Orchards, L.P.”

3.            Except as amended hereby, all of the provisions of the Certificate shall continue in full force and effect.

Dated:  Honolulu, Hawaii, September 15, 1998.

MAUNA LOA MACADAMIA PARTNERS, L.P.

By:	MAUNA LOA RESOURCES INC.
Its Managing General Partner

By:	/s/ Gregory A. Sprecher
Name: Gregory A. Sprecher
Title: Senior Vice-President

AMENDMENT TO THE CERTIFICATE
OF LIMITED PARTNERSHIP
(State of Delaware)

The undersigned, desiring to amend the Certificate of Limited Partnership of ML Macadamia Orchards, L.P. (the “Partnership”) pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:  The name of the Limited Partnership is ML MACADAMIA ORCHARDS, L.P.

SECOND:  Article 1 of the Certificate of Limited Partnership shall be amended as follows:

The name of the Limited Partnership is ROYAL HAWAIIAN ORCHARDS, L.P.

THIRD:  Article 4 of the Certificate of Limited Partnership shall be amended as follows:

The name and mailing address of the Managing General Partner is:

Royal Hawaiian Resources, Inc.
26-238 Hawaii Belt Road
Hilo, Hawaii 96720

FOURTH:  This Amendment to Certificate of Limited Partnership of the Partnership shall become effective as of October 1, 2012.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 21st day of September, 2012.

ML MACADAMIA ORCHARDS, L.P.

By:	Royal Hawaiian Resources, Inc.
(Managing General Partner)

By:	/s/ Dennis J. Simonis
Dennis J. Simonis, President